Exhibit 77(q)(1)(e)(1)



                         AMENDED AND RESTATED SCHEDULE 1

                               with respect to the

                              MANAGEMENT AGREEMENT

                                     between

                          ING VARIABLE INSURANCE TRUST

                                       and

                              ING INVESTMENTS, LLC


                                                              Annual Investment Management Fee
                                                        ---------------------------------------------
Name of Fund                                            (as a percentage of average daily net assets)
------------

ING GET U.S. Core Portfolio - Series 1                               0.25% Offering Period
                                                                     0.60% Guarantee Period

ING GET U.S. Core Portfolio - Series 2                               0.25% Offering Period
                                                                     0.60% Guarantee Period

ING GET U.S. Core Portfolio - Series 3                               0.25% Offering Period
                                                                     0.60% Guarantee Period

ING GET U.S. Core Portfolio - Series 4                               0.25% Offering Period
                                                                     0.60% Guarantee Period

ING GET U.S. Core Portfolio - Series 5                               0.25% Offering Period
                                                                     0.60% Guarantee Period

ING GET U.S. Core Portfolio - Series 6                               0.25% Offering Period
                                                                     0.60% Guarantee Period

ING GET U.S. Core Portfolio - Series 7                               0.25% Offering Period
                                                                     0.60% Guarantee Period

ING GET U.S. Core Portfolio - Series 8                               0.25% Offering Period
                                                                     0.60% Guarantee Period

ING GET U.S. Core Portfolio - Series 9                               0.25% Offering Period
                                                                     0.60% Guarantee Period

ING GET U.S. Opportunity Portfolio - Series 1                        0.25% Offering Period
                                                                     0.75% Guarantee Period

ING GET U.S. Opportunity Portfolio - Series 2                        0.25% Offering Period
                                                                     0.75% Guarantee Period

ING VP Worldwide Growth Portfolio                                             1.00%
